UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2005


                          Pro Tech Communications, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Florida                      000-28602                  59-3281593
----------------------------      -----------------      -----------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



4492 Okeechobee Road, Fort Pierce, Florida                          34947
------------------------------------------                   -------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code:             (772) 464-5100
                                                             -------------------

(Former name or former address if changed since last report)        N/A
                                                             -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

The  information in this Report,  including the exhibit,  is provided under Item
2.02 of Form 8-K and, pursuant to General Instruction B.2. thereunder, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibit shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.


Item 2.02.     Results of Operations and Financial Condition.

     On March 29, 2005, Pro Tech Communications, Inc. issued a press release announcing its financial results for the fiscal year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99(a) to this Report.

Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished as part of this Report:

99(a) Text of Press Release issued by Pro Tech Communications, Inc., dated March 29, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   Pro Tech Communications, Inc.


                                                   By: /s/ MARY CHRISTIAN-HEIN
                                                       -------------------------
                                                       Mary Christian-Hein
                                                       Chief Financial Officer


Date:    March 30, 2005

                                  EXHIBIT INDEX


Exhibit No.     Description of Exhibit
-----------     ----------------------

99(a) Text of Press Release issued by Pro Tech Communications, Inc., dated March 29, 2005.